[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                        MFS(R) STRATEGIC
                        INCOME FUND
                        ANNUAL REPORT o OCTOBER 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 14
Portfolio of Investments .................................................. 16
Financial Statements ...................................................... 26
Notes to Financial Statements ............................................. 33
Independent Auditors' Report .............................................. 43
Trustees and Officers ..................................................... 45

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Benard Scozzafava]
    Bernard Scozzafava

For the 12 months ended October 31, 2001, Class A shares of the fund had a total return of 5.54%, Class B shares 4.71%, Class C shares 4.73%, and Class I shares 5.92%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges. The fund's results compare to returns over the same period for the following benchmarks: 15.32% for the Lehman Brothers Government/Credit Index (the Lehman Index); 8.89% for the Salomon Brothers World Government Bond Index (the Salomon Index); and -0.16% for the Lehman Brothers High Yield Bond Index. The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Salomon Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. During the same period, the average multisector income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.50%.

Q. YOU RECENTLY TOOK OVER AS PORTFOLIO MANAGER OF THE FUND. WHAT WAS THE REASON FOR THE CHANGE?

A. In September, Jim Swanson was promoted to the position of fixed-income strategist at MFS. As a result of Jim's new responsibilities, it was necessary to reassign the day-to-day management of the fund to another manager.

Q.  DO YOU ANTICIPATE MAKING MANY CHANGES TO THE PORTFOLIO?

A. In his role as fixed-income strategist, Jim will remain closely involved in the fund's investment process. We have reviewed the entire portfolio and remain confident in its holdings. As a result, we anticipate making only minor changes to the portfolio's asset allocation and holdings. The asset allocation process will remain consistent with how Jim managed the fund. Every two weeks, each portfolio manager in the fixed-income department forecasts expected returns in their markets. Our quantitative department then runs a proprietary asset-allocation model to determine the optimal mix based on our fundamental research as well as historic market returns and economic variables such as interest rates. The results of this process form a basis or guideline for determining the fund's asset allocation mix.

Q.  WHAT ABOUT THE SECURITY SELECTION PROCESS? WILL THIS CHANGE?

A. We are in the process of refining the security selection process. Unlike in the past, other fixed-income portfolio managers will be more involved in managing the sub-portfolios of the fund. We believe this team approach will allow us to take advantage of the wide range of expertise we have managing different fixed-income asset classes at MFS. I will be responsible for selecting the high-yield bonds, Steve Nothern will be responsible for the fund's Treasury and mortgage-backed holdings, Steve Bryant will select international bonds, Peter Vaream will oversee our investment-grade corporate bond holdings, Matt Ryan is our emerging market bond expert, and Josh Marston will be responsible for our commercial mortgage-backed securities (CMBS).

Q. WHAT FACTORS CAUSED THE FUND TO LAG THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX YET OUTPERFORM THE LEHMAN BROTHERS HIGH YIELD INDEX AND THE LIPPER CATEGORY AVERAGE?

A. Prior to the September 11 terrorist attacks we were beginning to see signs that the economy was improving. As a result, our outlook was becoming more positive. Consequently, we were increasing our exposure to the already beaten down corporate high-yield sector of the market. Early in the period, this proved to be a good decision as the high-yield sector turned out to be one of the best-performing segments of the fixed-income market. Of course the September 11 attacks completely changed the economic landscape and high-yield bonds were among the hardest hit securities in the market as investors fled to the relative safety of money markets and Treasury bonds. On the other hand, strong security selection across most fixed-income asset classes helped the fund outperform the Lehman High Yield Index and its Lipper category average.

Q. THE INVESTMENT LANDSCAPE HAS CLEARLY CHANGED DRAMATICALLY SINCE WE LAST REPORTED ON THE FUND. WHERE HAVE YOU BEEN FINDING OPPORTUNITIES?

A. We've been conservatively increasing our exposure to higher-quality investment-grade corporate bonds that we think are attractively valued. The yield spreads -- the difference between the yields on corporate bonds and Treasuries (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity) -- are currently at their widest levels in over a year; we see this as an opportunity to increase the yield of the portfolio, and we feel it offers us the potential for some capital appreciation, especially when the economy begins to show signs of a recovery.

Q. DID THE SEPTEMBER 11 TERRORIST ATTACKS CAUSE YOU TO ALTER YOUR INVESTMENT STRATEGY FOR THE FUND?

A. Since the attacks, our managers and analysts have focused their efforts on assessing how companies in the portfolio will be affected by the increased possibility of a recession and at what levels those bonds should trade. Market uncertainty has increased dramatically, and higher risk premiums are being factored into the credit markets, especially for more speculative bonds. Our experienced credit team has been working diligently to identify positions that should be reduced in light of the recent developments, while looking to purchase bonds that have become undervalued as a result of the broader market selloff.

Q.  WHAT AREAS OF THE MARKET HELPED PERFORMANCE?

A. Our significant exposure to U.S. government bonds and government agency bonds provided a major boost to performance. Another bright spot was our emerging market holdings, which were among the strongest performing bonds in the fixed-income market. Our research staff successfully identified a number of Russian government bonds that were potential candidates for credit upgrades. As these credit upgrades came through, a number of our holdings posted significant gains. We also benefited from strong performance from a number of our high-grade corporate bonds and corporate mortgage-backed securities.

Q.  WHAT'S YOUR OUTLOOK FOR THE ECONOMY?

A. There are a number of reasons for optimism, but we also see some cause for caution. The tragedy of September 11 is likely to cast a pall over the markets in the near term. We expect consumer confidence to remain weak in the coming months, and the economy may not show signs of a recovery until the second half of next year, given the damage that's been done to corporate earnings. That said, interest rates have been declining around the world, there doesn't seem to be any threat of inflation on the horizon, and the U.S. administration seems determined to provide significant monetary and fiscal stimulus to support an eventual economic recovery.

Q.  BASED ON THAT OUTLOOK, HOW HAVE YOU POSITIONED THE PORTFOLIO?

A. In light of the uncertainty that remains in the market we're likely to maintain our greater than 30% exposure to Treasuries, agency bonds, and mortgage-backed securities. A sizeable portion of the fund has been invested in a combination of high-quality foreign government bonds and investment-grade corporate bonds. High-yield bonds and emerging market securities combined to represent approximately 30% of the portfolio at the end of the period, and our cash position on October 31 was approximately 5% of the fund's assets.

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

Note to Shareholders: Effective in September 2001, Bernard Scozzafava became the portfolio manager of the fund, succeeding James Swanson.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

BERNARD SCOZZAFAVA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME AND HIGH-YIELD PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, OFFSHORE INVESTMENT PRODUCTS, AND INSTITUTIONAL PRODUCTS.

HE JOINED MFS IN 1989 AS INVESTMENT OFFICER AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, PORTFOLIO MANAGER IN 1994, AND SENIOR VICE PRESIDENT IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A SECURITIES TRADER AND A RESEARCH ANALYST FOR THE FEDERAL RESERVE BANK OF NEW YORK.

BERNIE IS A GRADUATE OF HAMILTON COLLEGE AND EARNED A MASTER OF SCIENCE DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS

OBJECTIVE:              SEEKS HIGH CURRENT INCOME BY INVESTING IN FIXED-INCOME
                        SECURITIES. ITS SECONDARY OBJECTIVE IS TO SEEK TO
                        PROVIDE SIGNIFICANT CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  OCTOBER 29, 1987

CLASS INCEPTION:        CLASS A  OCTOBER 29, 1987
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS C  SEPTEMBER 1, 1994
                        CLASS I  JANUARY 8, 1997

SIZE:                   $398.8 MILLION NET ASSETS AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended October 31, 2001)

           MFS STRATEGIC   LEHMAN BROTHERS  LEHMAN BROTHERS    SALOMON BROTHERS
            INCOME FUND      HIGH YIELD       GOVERNMENT/      WORLD GOVERNMENT
             - CLASS A       BOND INDEX       CREDIT INDEX        BOND INDEX
--------------------------------------------------------------------------------
11/91        $ 9,525          $10,000          $10,000            $10,000
10/93         11,667           13,588           12,559             12,755
10/95         12,995           15,911           13,911             15,226
10/97         15,841           20,102           15,954             16,462
10/99         16,996           20,870           14,476             18,072
10/01         17,932           20,502           21,590             18,679

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      + 5.54%  +15.77%  +24.97%  +88.27%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  + 5.54%  + 5.00%  + 4.56%  + 6.53%
--------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  + 0.52%  + 3.31%  + 3.55%  + 6.01%
--------------------------------------------------------------------------------------

CLASS B
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      + 4.71%  +13.48%  +20.88%  +77.92%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  + 4.71%  + 4.30%  + 3.87%  + 5.93%
--------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  + 0.84%  + 3.49%  + 3.59%  + 5.93%
--------------------------------------------------------------------------------------

CLASS C
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      + 4.73%  +13.52%  +20.97%  +79.58%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  + 4.73%  + 4.32%  + 3.88%  + 6.03%
--------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  + 3.76%  + 4.32%  + 3.88%  + 6.03%
--------------------------------------------------------------------------------------

CLASS I
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      + 5.92%  +17.17%  +26.92%  +91.20%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  + 5.92%  + 5.42%  + 4.88%  + 6.70%
--------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                     1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------------
Average multisector income fund+                    + 4.50%  + 2.80%  + 3.53%  + 6.63%
--------------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#              - 0.16%  + 0.83%  + 3.01%  + 7.05%
--------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index#            +15.32%  + 7.06%  + 8.05%  + 8.00%
--------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index#       + 8.89%  + 0.27%  + 3.09%  + 6.45%
--------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2001

QUALITY RATINGS
Source: Standard & Poor's and Moody's

                Government                         34.6%
                "AAA"                               7.4%
                "AA"                                2.9%
                "A"                                 5.3%
                "BBB"                              10.1%
                "BB"                               13.6%
                "B"                                19.5%
                "CCC"                               1.4%
                "CC"                                0.2%
                Not Rated                           0.2%
                Equity                              4.8%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Strategic Income Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                                   NUMBER OF SHARES

                                        --------------------------------------
NOMINEE                                        FOR          WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                           36,316,023.102         676,480.543
John W. Ballen                              36,322,100.667         670,402.978
Lawrence H. Cohn                            36,297,307.792         695,195.853
J. David Gibbons                            36,313,428.084         679,075.561
William R. Gutow                            36,317,853.906         674,649.739
J. Atwood Ives                              36,322,789.342         669,714.303
Abby M. O'Neill                             36,324,540.185         667,963.460
Lawrence T. Perera                          36,326,922.843         665,580.802
William J. Poorvu                           36,315,726.984         676,776.661
Arnold D. Scott                             36,323,202.970         669,300.675
J. Dale Sherratt                            36,324,941.165         667,562.480
Elaine R. Smith                             36,312,636.986         679,866.659
Ward Smith                                  36,315,889.651         676,613.994

ITEM 2. The amendment, removal, or addition of certain fundamental investment policies.

                                                    NUMBER OF SHARES
      --------------------------------------------------------------
      For                                             28,749,110.743
      Against                                            912,427.488
      Abstain                                          1,131,801.414
      Broker Non-votes                                 6,199,164.000

ITEM 3. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                    NUMBER OF SHARES
      --------------------------------------------------------------
      For                                             35,136,216.171
      Against                                            701,008.787
      Abstain                                          1,155,278.687

ITEM 4. The approval of a new investment management fee.

                                                    NUMBER OF SHARES
      --------------------------------------------------------------
      For                                             27,036,817.097
      Against                                          1,750,788.655
      Abstain                                          2,005,733.893
      Broker Non-votes                                 6,199,164.000

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2001.

                                                    NUMBER OF SHARES
      --------------------------------------------------------------
      For                                             35,881,975.713
      Against                                            261,846.776
      Abstain                                            848,681.156

PORTFOLIO OF INVESTMENTS -- October 31, 2001

Bonds - 93.6%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 71.2%
  Aerospace - 0.4%
    Argo Tech Corp., 8.625s, 2007                                   $       690       $    448,500
    BE Aerospace, Inc., 8s, 2008                                            240            177,600
    K & F Industries, Inc., 9.25s, 2007                                   1,000            945,000
                                                                                      ------------
                                                                                      $  1,571,100
--------------------------------------------------------------------------------------------------
  Automotive - 1.1%
    Ford Motor Credit Co., 7.375s, 2011                             $     4,154       $  4,230,267
    Hayes Wheels International, Inc., 11s, 2006                           1,000             20,000
                                                                                      ------------
                                                                                      $  4,250,267
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.7%
    Midland Cogeneration Venture Corp., 10.33s, 2002                $       448       $    459,759
    Natexis AMBS Co. LLC, 8.44s, 2049##                                   3,427          3,720,077
    Bank America Corp., 7.4s, 2011                                        3,553          3,905,422
    GS Escrow Corp., 7s, 2003                                             1,900          1,946,626
    Socgen Real Estate Co., 7.64s, 2049##                                   625            656,987
                                                                                      ------------
                                                                                      $ 10,688,871
--------------------------------------------------------------------------------------------------
  Building - 1.3%
    AAF-McQuay, Inc., 8.875s, 2003                                  $       550       $    547,250
    American Standard, Inc., 7.375s, 2008                                   300            304,500
    Atrium Cos. Inc., 10.5s, 2009                                         1,000            820,000
    Nortek, Inc., 8.875s, 2008                                              135            129,600
    Williams Scotsman, Inc., 9.875s, 2007                                 2,000          1,880,000
    Building Materials Corp. of America, 8.625s, 2006                     1,250            975,000
    Building Materials Corp. of America, 8s, 2007                           900            675,000
                                                                                      ------------
                                                                                      $  5,331,350
--------------------------------------------------------------------------------------------------
  Business Services - 0.9%
    Pierce Leahy Corp., 9.125s, 2007                                $     1,000       $  1,050,000
    Unisystem Corp., 7.875s, 2008                                         1,700          1,674,500
    Iron Mountain, Inc., 8.625s, 2013                                       650            676,000
                                                                                      ------------
                                                                                      $  3,400,500
--------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Huntsman ICI Holdings LLC, 10.125s, 2009                        $       475       $    380,000
    Lyondell Chemical Co., 9.625s, 2007                                     530            508,800
    Sterling Chemicals, Inc., 12.375s, 2006                                 400            324,000
    Sterling Chemicals, Inc., 11.25s, 2007                                   25              6,250
    Supercanal Holdings S.A., 11.5s, 2005##                               1,000            100,000
                                                                                      ------------
                                                                                      $  1,319,050
--------------------------------------------------------------------------------------------------
  Construction - 0.2%
    D R Horton, Inc., 9.375s, 2011                                  $     1,000       $    980,000
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.6%
    Kindercare Learning Centers, Inc., 9.5s, 2009                   $       240       $    234,000
    Samsonite Corp., 10.75s, 2008                                         1,250            850,000
    Westpoint Stevens, Inc., 7.875s, 2008                                 3,460          1,046,650
    Remington Prods Co. LLC Remin, 11s, 2006                                500            417,500
                                                                                      ------------
                                                                                      $  2,548,150
--------------------------------------------------------------------------------------------------
  Containers
    Synthetic Industries, Inc., 13s, 2008                           $       370       $    166,500
--------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 1.7%
    Ball Corp., 8.25s, 2008                                         $     2,250       $  2,295,000
    Buckeye Cellulose Corp., 8.5s, 2005                                     610            570,350
    Consolidated Container Co., 10.125s, 2009                             1,975          1,836,750
    Gaylord Container Corp., 9.75s, 2007                                  1,225            980,000
    Silgan Holdings, Inc., 9s, 2009                                       1,000            995,000
    U.S. Timberlands, 9.625s, 2007                                          460            253,000
                                                                                      ------------
                                                                                      $  6,930,100
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 6.2%
    Chase Commercial Mortgage Secs Corp., 6.6s, 2012                $     3,640       $  3,047,943
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019             935            845,357
    DLJ Commercial Mortgage Corp., 0s, 2005 (Interest Only)              58,000          1,578,342
    DLJ Mortgage Acceptance Corp., 0s, 2003 (Interest Only)              22,375             25,346
    DLJ Mortgage Acceptance Corp., 0s, 2003 (Interest Only)              10,840            162,600
    DLJ Mortgage Acceptance Corp., 8s, 2003 (Interest Only)               3,230          3,010,233
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                  3,500          2,771,562
    Morgan Stanley Capital I, Inc., 7.18s, 2009                             500            460,293
    Morgan Stanley Capital I, Inc., 6.86s, 2010                           1,680          1,546,429
    Morgan Stanley Capital, Inc., 7.731s, 2039                            4,000          3,600,194
    Mortgage Capital Funding, Inc., 7.214s, 2007                          2,500          2,251,008
    Nationslink Funding Corp., 5s, 2009                                   3,800          2,888,000
    Residential Accredit Loans Inc., 7.75s, 2027                          2,462          2,571,412
                                                                                      ------------
                                                                                      $ 24,758,719
--------------------------------------------------------------------------------------------------
  Energy - 0.4%
    Clark USA, Inc., 10.875s, 2005                                           30       $     23,400
    NRG Energy Inc., 8.625s, 2031                                           495            545,406
    P&L Coal Holdings Corp., 9.625s, 2008                                   927            987,255
                                                                                      ------------
                                                                                      $  1,556,061
--------------------------------------------------------------------------------------------------
  Energy - Independent - 0.3%
    Chesapeake Energy Corp., 8.125s, 2011                           $     1,075       $  1,050,813
--------------------------------------------------------------------------------------------------
  Financial Institutions - 1.2%
    Midland Funding Corp., "B", 13.25s, 2006                        $     4,000       $  4,746,080
--------------------------------------------------------------------------------------------------
  Financial Services - 1.2%
    Unicredito Italiano Capital Trust, 9.2s, 2049##                 $     4,259       $  4,881,368
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.3%
    Michael Foods Inc. New, 11.75s, 2011                            $     1,000       $  1,060,000
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.7%
    Riverwood International Corp., 10.25s, 2006                     $     2,000       $  2,060,000
    Buckeye Technologies, Inc., 8s, 2010                                    650            562,250
                                                                                      ------------
                                                                                      $  2,622,250
--------------------------------------------------------------------------------------------------
  Gaming & Hotels - 1.0%
    Aztar Corp., 8.875s, 2007                                       $     1,250       $  1,256,250
    HMH Properties, Inc., 8.45s, 2008                                     1,000            870,000
    Prime Hospitality Corp., 9.75s, 2007                                  1,000            970,000
    Station Casinos, Inc., 8.875s, 2008                                   1,000            920,000
                                                                                      ------------
                                                                                      $  4,016,250
--------------------------------------------------------------------------------------------------
  Industrial - 0.3%
    Allied Waste North America, Inc., 10s, 2009                     $     1,000       $  1,007,500
    Hayes Wheels International, Inc., 9.125s, 2007                          880             19,800
    Haynes International, Inc., 11.625s, 2004                               520            260,000
    International Knife & Saw, Inc., 11.375s, 2006                          850             31,875
    Thermadyne Holdings Corp., 0s to 2003, 12.5s, 2008                    2,000             20,000
                                                                                      ------------
                                                                                      $  1,339,175
--------------------------------------------------------------------------------------------------
  Internet - 0.1%
    Exodus Communications, Inc., 10.75s, 2009                       $     1,250       $    268,750
--------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Agco Corporation Delaware, 9.5s, 2008                           $     1,750       $  1,802,500
--------------------------------------------------------------------------------------------------
  Media - 0.7%
    Century Communications Corp., 9.5s, 2005                        $       450       $    432,000
    Century Communications Corp., 0s, 2008                                1,300            598,000
    Hollinger International Publishing, 9.25s, 2007                         750            712,500
    Jones Intercable, Inc., 8.875s, 2007                                    500            550,055
    Marvel Holdings, Inc., 0s, 1998(+)                                      445                  0
    NTL, Inc., 0s to 2003, 9.75s, 2008##                                  1,250            475,000
    United International Holdings, 0s to 2003, 10.75s, 2008                 385             61,600
                                                                                      ------------
                                                                                      $  2,829,155
--------------------------------------------------------------------------------------------------
  Media - Cable - 3.7%
    Adelphia Communications Corp., 9.875s, 2007                     $        75       $     70,125
    Adelphia Communications Corp., 8.375s, 2008                           1,000            890,000
    Allbritton Communications Co., 9.75s, 2007                            1,000          1,030,000
    Chancellor Media Corp., 8.125s, 2007                                    900            936,000
    Chancellor Media Corp., 8s, 2008                                      1,250          1,331,250
    Charter Communications Holdings, 0s to 2004, 9.92s, 2011              2,250          1,552,500
    CSC Holdings, Inc., 8.125s, 2009                                      1,219          1,268,467
    Cumulus Media, Inc., 10.375s, 2008                                       75             75,000
    Echostar DBS Corp., 9.375s, 2009                                      2,925          2,968,875
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,000          1,050,000
    Frontiervision Operating Partnership LP, 11s, 2006                    1,150          1,178,750
    Granite Broadcasting Corp., 8.875s, 2008                                280            196,000
    LIN Holdings Corp., 8.375s, 2008                                        700            637,000
    Adelphia Communications Corp., 9.375s, 2009                           1,000            900,000
    Callahan Nordrhein Westfallen, 14s, 2010                                500            330,000
    Mediacom LLC/Mediacom Capital Co., 9.5s, 2013                           340            346,800
                                                                                      ------------
                                                                                      $ 14,760,767
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.7%
    AK Steel Holdings Corp., 9.125s, 2006                           $     2,000       $  1,985,000
    Commonwealth Aluminum Corp., 10.75s, 2006                               425            395,250
    WCI Steel, Inc., 10s, 2004                                              700            448,000
                                                                                      ------------
                                                                                      $  2,828,250
--------------------------------------------------------------------------------------------------
  Metals & Mining - 0.1%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                  $       300       $    285,000
--------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.0%
    Consolidated Natural Gas Co., 6.25s, 2011                       $     3,932       $  4,016,853
--------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Pemex Project Funding Master Trust, 9.125s, 2010                $       224       $    235,200
--------------------------------------------------------------------------------------------------
  Telecommunications - 2.1%
    Centennial Cellular Operating Co., 10.75s, 2008                  $    1,000       $    870,000
    Cox Communications, Inc., 7.75s, 2010                                 1,227          1,348,129
    Cox Communications, Inc., 6.75s, 2011                                 2,000          2,054,940
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                             660             59,400
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008                  3,035          1,805,825
    Nextel International, Inc., 0s to 2003, 12.125s, 2008                 1,500             75,000
    Nextlink Communications, Inc., 10.75s, 2009                           1,700            357,000
    NTL Communications Corp., 0s to 2003, 12.375s, 2008                     400            152,000
    PSINET, Inc., 11s, 2009                                                 230             17,825
    Time Warner Telecommunications LLC, 9.75s, 2008                       1,250            937,500
    Triton PCS, Inc., 0s to 2003, 11s, 2008                                 375            337,500
    Western Wireless Corp., 10.5s, 2007                                     500            515,000
                                                                                      ------------
                                                                                      $  8,530,119
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    Crown Castle International Corp., 10.75s, 2011                  $     2,000       $  1,900,000
    Rural Cellular Corp., 9.625s, 2008                                      775            759,500
    Spectrasite Holdings, Inc., 10.75s, 2010                              2,650          1,484,000
    American Cellular Corp., 9.5s, 2009                                     100            100,500
    American Tower Corp., 9.375s, 2009                                      850            680,000
    Nextel Communications, 9.5s, 2011                                       510            351,900
                                                                                      ------------
                                                                                      $  5,275,900
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.5%
    Focal Communications Corp., 0s to 2003, 12.125s, 2008           $       150       $     40,500
    Global Crossing Holdings Ltd., 9.625s, 2008                             115             19,263
    Citizens Communications Co., 8.5s, 2006                               2,235          2,419,566
    Focal Communications, 11.875s, 2010                                     200             72,000
    ITC Deltacom, Inc., 9.75s, 2008                                       1,275            459,000
    Sprint Corp., 6s, 2007                                                3,028          3,023,458
                                                                                      ------------
                                                                                      $  6,033,787
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 18.5%
    Government National Mortgage Association, 8s, 2026              $     2,914       $  3,083,330
    Government National Mortgage Association, 6.5s, 2028 - 2028           4,324          4,473,570
    Government National Mortgage Association, 8s, 2030 - 2030               790            835,293
    Commerce 2000, 2.745s, 2011                                             735            733,596
    Commercial Mortgage Acceptance Corp., 5.44s, 2013                     2,000          1,428,385
    Commercial Mortgage Asset Trust, 6.25s, 2013                          3,650          2,740,922
    Europa Two Ltd, 4.485s, 2027                                            931            837,348
    Federal Home Loan Mortgage, 4.5s, 2004                                4,000          4,140,640
    Federal Home Loan Mortgage, 5.5s, 2006                               20,000         21,287,400
    Federal Home Loan Mortgage, 7s, 2030                                  2,043          2,132,477
    Federal Home Loan Mortgage Corp., 6.5s, 2016                          3,784          3,939,778
    Federal National Mortgage Association, 5.75s, 2010                    1,000            968,341
    Federal National Mortgage Association, 6.5s, 2016 - 2031             16,414         16,953,237
    Federal National Mortgage Association, 7s, 2099                       7,700          8,032,563
    Student Loan Marketing Association, 5s, 2004                          2,000          2,093,740
                                                                                      ------------
                                                                                      $ 73,680,620
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 17.1%
    U.S. Treasury Bonds, 9.875s, 2015                               $     4,212       $  6,391,710
    U.S. Treasury Bonds, 8.875s, 2019                                     1,405          2,038,571
    U.S. Treasury Bonds, 6.125s, 2029                                     7,396          8,543,563
    U.S. Treasury Bonds, 3.375s, 2032                                     3,250          3,381,007
    U.S. Treasury Notes, 4.625s, 2006                                    10,250         10,720,885
    U.S. Treasury Notes, 6.875s, 2006                                    10,000         11,387,500
    U.S. Treasury Notes, 3.875s, 2009                                     2,304          2,444,681
    U.S. Treasury Notes, 6s, 2009                                         1,297          1,456,492
    U.S. Treasury Notes, 5s, 2011                                        20,500         21,685,105
                                                                                      ------------
                                                                                      $ 68,049,514
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.8%
    AES Corp., 8.875s, 2011                                         $       145       $    131,950
    Allegheny Energy Supply Co. Llc, 7.8s, 2011                           1,793          1,945,369
    Niagara Mohawk Power Corp., 8.77s, 2018                               3,800          3,985,022
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                          784            823,944
    Progress Energy Inc., 5.85s, 2008                                     4,188          4,255,050
                                                                                      ------------
                                                                                      $ 11,141,335
--------------------------------------------------------------------------------------------------
  Advertising & Broadcasting - 0.2%
    LIN Holdings Corp., 0s to 2003, 10s, 2008                        $    1,325       $    901,000
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $283,855,354
--------------------------------------------------------------------------------------------------
Foreign Bonds - 22.4%
  Bermuda - 0.1%
    Flag Ltd., 8.25s, 2008 (Conglomerate)                           $       200       $    144,000
    Global Crossing Hldgs Ltd, 8.7s, 2007 (Telecommunications)            2,110            311,225
                                                                                      ------------
                                                                                      $    455,225
--------------------------------------------------------------------------------------------------
  Brazil - 0.5%
    Federal Republic of Brazil, 8s, 2014                            $       756       $    512,248
    Federal Republic of Brazil, 8.875s, 2024                              1,300            741,000
    Federal Republic of Brazil, 11s, 2040                                 1,193            787,380
                                                                                      ------------
                                                                                      $  2,040,628
--------------------------------------------------------------------------------------------------
  Bulgaria - 1.3%
    National Republic of Bulgaria, 4.563s, 2011                     $     4,802       $  3,763,176
    National Republic of Bulgaria, 4.563s, 2012                           1,485          1,202,850
    National Republic of Bulgaria, 4.563s, 2024                             290            228,375
                                                                                      ------------
                                                                                      $  5,194,401
--------------------------------------------------------------------------------------------------
  Canada - 2.1%
    AT&T Canada, Inc., 0s to 2003, 9.95s, 2008
      (Telecommunications)                                          $     1,500       $    810,000
    Government of Canada, 5.75s, 2006                                CAD  2,048          1,382,448
    Government of Canada, 5.5s, 2009                                      7,108          4,695,053
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)             $       490            176,400
    Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)                1,500          1,500,000
                                                                                      ------------
                                                                                      $  8,563,901
--------------------------------------------------------------------------------------------------
  Denmark - 1.1%
    Kingdom of Denmark, 6s, 2009                                     DKK 25,809       $  3,427,542
    Dominican Republic, 9.5s, 2006                                  $     1,000            986,250
                                                                                      ------------
                                                                                      $  4,413,792
--------------------------------------------------------------------------------------------------
  Germany - 1.8%
    Federal Republic of Germany, 4.75s, 2008                         EUR  1,826       $  1,691,373
    Federal Republic of Germany, 4.5s, 2009                               4,686          4,261,778
    Federal Republic of Germany, 4.75s, 2028                                662            568,956
    Federal Republic of Germany, 6.25s, 2030                                730            773,593
                                                                                      ------------
                                                                                      $  7,295,700
--------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.5%
    BCP Finance Bank, 4.75s, 2011                                    EUR  2,500       $  2,166,622
--------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Fage Dairy Industries S.A., 9s, 2007 (Food &
      Beverage Products)                                            $     2,300       $  2,185,000
--------------------------------------------------------------------------------------------------
  Italy - 0.5%
    Republic of Italy, 3.25s, 2004                                    EUR   696       $    623,936
    Republic of Italy, 5.5s, 2010                                         1,276          1,220,712
                                                                                      ------------
                                                                                      $  1,844,648
--------------------------------------------------------------------------------------------------
  Japan - 0.5%
    International Bank For Reconstruction & Development,
      5s, 2006 (Banks & Credit Cos.)                                 $    2,000       $  2,088,400
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular, 0s to 2001, 13.5s,
      2006 (Telecommunications)                                     $       170       $    103,700
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                  185            181,300
                                                                                      ------------
                                                                                      $    285,000
--------------------------------------------------------------------------------------------------
  Mexico - 1.8%
    Bepensa S.A., 9.75s, 2004 (Sovereign)##                          $    2,859       $  2,944,770
    Grupo Iusacell S.A. de CV, 14.25s, 2006
      (Telecommunications)                                                2,650          2,703,000
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)                        125            135,625
    Corp. Durango, 13.125s, 2006 (Forest & Paper Products)                1,034            930,600
    United Mexican States, 6.25s, 2019                                      500            470,030
                                                                                      ------------
                                                                                      $  7,184,025
--------------------------------------------------------------------------------------------------
  Netherlands - 2.0%
    Tenet Healthcare Corp., 8.625s, 2003 (Medical and
      Health Technology Services)                                   $       770       $    833,525
    Tenet Healthcare Corp., 7.625s, 2008 (Medical and
      Health Technology Services)                                           500            536,250
    Tenet Healthcare Corp., 6.375s, 2011 (Medical and
      Health Technology Services)                                         3,574          3,573,642
    Tenet Healthcare Corp., 0s, 2002 (Medical and Health
      Technology Services)                                                2,402          2,317,930
    United Pan Europe, 10.875s, 2009 (Media)                              2,650            397,500
    United Pan Europe, 0s to 2005, 13.75s, 2010 (Media)                     165             13,200
    Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)                500            165,000
                                                                                      ------------
                                                                                      $  7,837,047
--------------------------------------------------------------------------------------------------
  New Zealand - 0.6%
    Government of New Zealand, 8s, 2006                              NZD  4,377       $  1,986,231
    Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)        $       775            267,375
                                                                                      ------------
                                                                                      $  2,253,606
--------------------------------------------------------------------------------------------------
  Norway - 0.4%
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)##       $     1,400       $  1,469,916
--------------------------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 4.75s, 2014                                 $       681       $    593,642
--------------------------------------------------------------------------------------------------
  Peru - 0.2%
    Republic of Peru, 4s, 2017                                      $     1,050       $    690,289
--------------------------------------------------------------------------------------------------
  Russia - 3.2%
    Russian Federation, 5s, 2030##                                  $    12,061       $  5,735,077
    Government of Russia, 3s, 2006                                        1,160            720,708
    Ministry of Finance Russia, 3s, 2003                                  6,956          6,208,230
                                                                                      ------------
                                                                                      $ 12,664,015
--------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##               $     1,156       $  1,225,360
--------------------------------------------------------------------------------------------------
  Spain - 1.2%
    Government of Spain, 6s, 2008                                    EUR  2,064       $  2,028,159
    Kingdom of Spain, 7s, 2005                                      $     1,500          1,660,896
    Kingdom of Spain, 6s, 2029                                       EUR  1,076          1,076,095
                                                                                      ------------
                                                                                      $  4,765,150
--------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Kingdom of Sweden, 6s, 2005                                      SEK 10,400       $  1,027,464
--------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006
      (Telecommunications)##                                        $     1,425       $  1,154,250
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                            DEM   500            177,005
    Daiwa PB Ltd., 4.2s, 2049 (Banks & Credit Cos.)                 $     5,750          4,596,855
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s, 2005 (Telecommunications)                                     250            130,000
    Dolphin Telecom PLC, 0s to 2004, 14s, 2009
      (Telecommunications)                                                2,800             28,000
    Ono Finance PLC, 13s, 2009 (Media)                                      250            175,000
    Telewest Communications PLC, 9.625s, 2006
      (Cable Television)##                                                2,050          1,517,000
    United Kingdom Treasury, 6.75s, 2004                             GBP  2,504          3,883,019
    Bank of Ireland, 7.4s, 2049 (Banks & Credit Cos.)                 EUR   635            616,363
    Jazztel PLC, 13.25s, 2009 (Telecommunications)                          470            164,823
    Ono Finance Plc, 14s, 2011 (Media)                              $       250            180,000
    United Kingdom Treasury, 7.25s, 2007                              GBP   400            663,640
                                                                                      ------------
                                                                                      $ 13,285,955
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 89,529,786
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $387,275,897)                                           $373,385,140
--------------------------------------------------------------------------------------------------

Stocks
                                                                         SHARES
--------------------------------------------------------------------------------------------------
U.S. Stocks
  Building
    Atlantic Gulf Communities Corp.*+                                       100       $          1
--------------------------------------------------------------------------------------------------
  Metals & Minerals
    Metal Management, Inc.                                               31,169       $     93,507
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $     93,508
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $680,000)                                              $     93,508
--------------------------------------------------------------------------------------------------
Preferred Stock - 0.4%
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Renaissance Cosmetics, Inc., 14%*                                       809       $          0
--------------------------------------------------------------------------------------------------
  Media - 0.4%
    CSC Holdings, Inc., 11.125%                                          11,092       $  1,153,568
    Primedia, Inc., 8.625%*                                               9,000            360,000
                                                                                      ------------
                                                                                      $  1,513,568
--------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $2,249,893)                                   $  1,513,568
--------------------------------------------------------------------------------------------------
Convertible Bond - 3.7%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, 2s, 2006 (Telecommunications)           $     5,175       $  2,780,382
    International Paper Co., 0s, 2021 (Forest and
      Paper Products)                                                     3,055          1,493,131
    Liberty Media Corp., 3.75s, 2030 (Entertainment)                      2,300          1,319,625
    Liberty Media Corp., 3.25s, 2031 (Entertainment)                      4,000          3,425,000
    Telewest Comms, 5.25s, 2007 (Media - Cable)                           2,775          2,439,569
    Telewest Finance Jersey Ltd., 6s, 2005
      (Entertainment)##                                                   2,000          1,360,000
    Tenet Healthcare Corp., 6s, 2005 (Medical and Health
      Technology Services)                                                2,000          1,892,500
--------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $16,858,872)                                 $ 14,710,207
--------------------------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------
    Ono Finance Plc (Banks and Credit Companies)*                           250       $      5,000
    ICO, Inc. (Energy)*                                                  62,500             34,375
    Renaissance Cosmetics, Inc. (Consumer Goods & Services)*                655                  0
--------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $86,277)                                             $     39,375
--------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.5%
--------------------------------------------------------------------------------------------------
  United States - 0.5%
    NRG Energy Inc. (Energy) (Identified Cost,
      $3,347,177)                                                       108,193       $  2,085,961
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.3%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Cargill, Inc., due 11/01/01                                     $     1,380       $  1,380,000
    Ford Motor Credit Corp., due 11/14/01                                 7,661          7,653,254
--------------------------------------------------------------------------------------------------
Total                                                                                 $  9,033,254
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $  9,033,254
--------------------------------------------------------------------------------------------------

Rights
--------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------
    United Mexican States* (Identified Cost, $0)                          1,000       $          6
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 2.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/01, due 11/01/01,
      total to be received $8,591,623
      (Secured by various U.S. Treasury and
      Federal Agency Obligations), at Cost                          $     8,591       $  8,591,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $428,122,370)                                     $409,452,019

Other Assets, Less Liabilities - (2.7)%                                                (10,635,248)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $398,816,771
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

     AUD = Australian Dollars      EUR = Euro
     CAD = Canadian Dollars        GBP = British Pounds
     DEM = Deutsche Marks          NZD = New Zealand Dollar
     DKK = Danish Krone            SEK = Swedish Kronor

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
OCTOBER 31, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $428,122,370)        $409,452,019
  Cash                                                              390,560
  Net receivable for forward foreign currency exchange
    contracts                                                       430,467
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                  197,928
  Receivable for investments sold                                 9,328,002
  Receivable for fund shares sold                                   576,190
  Interest receivable                                             7,005,709
  Other assets                                                        6,149
                                                               ------------
      Total assets                                             $427,387,024
                                                               ------------
Liabilities:
  Distributions payable                                          $  646,056
  Payable for fund shares reacquired                                904,198
  Payable for investments purchased                              26,405,066
  Net payable for forward foreign currency exchange
    contracts                                                       161,333
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                  276,691
  Payable to affiliates -
    Administrative fee                                                  191
    Shareholder servicing agent fee                                   1,089
    Distribution fee                                                  7,383
  Accrued expenses and other liabilities                            168,246
                                                               ------------
      Total liabilities                                        $ 28,570,253
                                                               ------------
Net assets                                                     $398,816,771
                                                               ============

Net assets consist of:
  Paid-in capital                                              $484,283,292
  Unrealized depreciation on investments and translation of
    asset and liabilities in foreign currencies                 (18,498,451)
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (64,933,225)
  Accumulated undistributed net investment loss                  (2,034,845)
                                                               ------------
      Total                                                    $398,816,771
                                                               ============
Shares of beneficial interest outstanding                       62,103,808
                                                                ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $184,482,016 / 28,569,239 shares of
     beneficial interest outstanding)                            $6.46
                                                                 =====
  Offering price per share (100 / 95.25)                         $6.78
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets $163,298,870 / 25,544,979 shares of
     beneficial interest outstanding)                            $6.39
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $40,786,908 / 6,404,314 shares of
     beneficial interest outstanding)                            $6.37
                                                                 =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $10,248,977 / 1,585,276 shares of
     beneficial interest outstanding)                            $6.47
                                                                 =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                $ 28,550,109
    Dividend                                                     258,088
                                                            ------------
      Total investment income                               $ 28,808,197
                                                            ------------
  Expenses -
    Management fee                                          $  3,680,823
    Administrative fee                                            36,026
    Investor communications expense                               64,383
    Trustees' compensation                                        40,615
    Shareholder servicing agent fee                              328,061
    Distribution and service fee (Class A)                       462,279
    Distribution and service fee (Class B)                     1,471,549
    Distribution and service fee (Class C)                       400,571
    Custodian fee                                                163,867
    Printing                                                      58,506
    Auditing fees                                                 37,752
    Postage                                                       41,727
    Legal fees                                                    38,573
    Registration fees                                             76,981
    Miscellaneous                                                184,383
                                                            ------------
      Total expenses                                        $  7,086,096
    Fees paid indirectly                                        (108,409)
    Reduction of expenses by investment adviser               (2,740,424)
                                                            ------------
      Net expenses                                          $  4,237,263
                                                            ------------
        Net investment income                               $ 24,570,934
                                                            ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $(19,620,291)
    Written option transactions                                  658,561
    Foreign currency transactions                             (1,600,218)
                                                            ------------
      Net realized loss on investments                      $(20,561,948)
                                                            ------------
  Change in unrealized appreciation -
    Investments                                             $ 10,503,640
    Written options                                              354,731
    Translation of assets and liabilities in
      foreign currencies                                       1,308,586
                                                            ------------
        Net unrealized gain on investments                  $ 12,166,957
                                                            ------------
          Net realized and unrealized loss on
            investments and foreign currency                $ (8,394,991)
                                                            ------------
            Increase in net assets from operations          $ 16,175,943
                                                            ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                        2001                2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $  24,570,934       $  23,596,221
  Net realized loss on investments and foreign currency
    transactions                                                       (20,561,948)        (10,644,356)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                12,166,957         (14,570,915)
                                                                     -------------       -------------
    Increase (decrease) in net assets from operations                $  16,175,943       $  (1,619,050)
                                                                     -------------       -------------
Distributions declared to shareholders -
  From net investment income (Class A)                               $  (9,675,086)      $  (6,890,957)
  From net investment income (Class B)                                 (10,085,965)         (8,968,337)
  From net investment income (Class C)                                  (2,760,504)         (2,452,937)
  From net investment income (Class I)                                    (672,042)           (161,903)
  From paid-in capital (Class A)                                        (1,544,413)         (2,409,403)
  From paid-in capital (Class B)                                        (1,610,001)         (3,135,754)
  From paid-in capital (Class C)                                          (440,654)           (857,663)
  From paid-in capital (Class I)                                          (107,277)            (56,608)
                                                                     -------------       -------------
    Total distributions declared to shareholders                     $ (26,895,942)      $ (24,933,562)
                                                                     -------------       -------------
Net increase in net assets from fund share transactions              $ 115,234,508       $  36,425,350
                                                                     -------------       -------------
      Total increase in net assets                                   $ 104,514,509       $   9,872,738
Net assets:
  At beginning of year                                                 294,302,262         284,429,524
                                                                     -------------       -------------
  At end of year (including accumulated undistributed net
    investment loss of $2,034,845 and accumulated undistributed
    net investment income of $768,202, respectively)                 $ 398,816,771       $ 294,302,262
                                                                     =============       =============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2001            2000            1999           1998            1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $      6.67     $      7.30     $      7.33     $      8.24    $      8.19
                                                       -----------     -----------     -----------     -----------    -----------
Income from investment operations# -
  Net investment income(S)                             $      0.52     $      0.60     $      0.62     $      0.66    $      0.69
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.16)          (0.59)           0.06           (0.81)          0.13
                                                       -----------     -----------     -----------     -----------    -----------
      Total from investment operations                 $      0.36     $      0.01     $      0.68     $     (0.15)   $      0.82
                                                       -----------     -----------     -----------     -----------    -----------
Less distributions declared to shareholders -
  From net investment income                           $     (0.49)    $     (0.48)    $     (0.71)    $     (0.63)   $     (0.69)
  From net realized gain on investments and foreign
    currency transactions                                     --              --              --             (0.13)         (0.08)
  From paid-in capital                                       (0.08)          (0.16)           --              --             --
                                                       -----------     -----------     -----------     -----------    -----------
      Total distributions declared to shareholders     $     (0.57)    $     (0.64)    $     (0.71)    $     (0.76)   $     (0.77)
                                                       -----------     -----------     -----------     -----------    -----------
Net asset value - end of period                        $      6.46     $      6.67     $      7.30     $      7.33    $      8.24
                                                       ===========     ===========     ===========     ===========    ===========
Total return(+)                                               5.54%          (0.03)%          9.72%          (2.21)%        10.40%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.96%           0.92%           0.88%           0.85%          0.79%
  Net investment income                                       7.83%           8.57%           8.42%           8.26%          8.26%
Portfolio turnover                                             153%            127%            204%            299%           217%
Net assets at end of period (000 Omitted)              $   184,482     $   111,791     $   100,469     $    95,292    $    69,874
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                            $      0.46     $      0.54     $      0.55     $      0.58    $      0.58
      Ratios (to average net assets):
        Expenses##                                            1.80%           1.81%           1.83%           1.84%          2.01%
        Net investment income                                 6.99%           7.68%           7.47%           7.24%          7.04%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements. (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights -- continued
---------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2001            2000            1999           1998            1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $      6.61     $      7.24     $      7.27     $      8.18    $      8.14
                                                       -----------     -----------     -----------     -----------    -----------
Income from investment operations# -
  Net investment income(S)                             $      0.47     $      0.55     $      0.57     $      0.61    $      0.61
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.17)          (0.59)           0.07           (0.81)          0.15
                                                       -----------     -----------     -----------     -----------    -----------
      Total from investment operations                 $      0.30     $     (0.04)    $      0.64     $     (0.20)   $      0.76
                                                       -----------     -----------     -----------     -----------    -----------
Less distributions declared to shareholders -
  From net investment income                           $     (0.45)    $     (0.44)    $     (0.67)    $     (0.58)   $     (0.64)
  From net realized gain on investments and foreign
    currency transactions                                     --              --              --             (0.13)         (0.08)
  From paid-in capital                                       (0.07)          (0.15)           --              --             --
                                                       -----------     -----------     -----------     -----------    -----------
      Total distributions declared to shareholders     $     (0.52)    $     (0.59)    $     (0.67)    $     (0.71)   $     (0.72)
                                                       -----------     -----------     -----------     -----------    -----------
Net asset value - end of period                        $      6.39     $      6.61     $      7.24     $      7.27    $      8.18
                                                       ===========     ===========     ===========     ===========    ===========
Total return                                                  4.71%          (0.67)%          9.10%          (2.84)%         9.64%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.61%           1.56%           1.53%           1.51%          1.44%
  Net investment income                                       7.22%           7.89%           7.77%           7.64%          7.51%
Portfolio turnover                                             153%            127%            204%            299%           217%
Net assets at end of period (000 Omitted)              $   163,299     $   137,013     $   144,849     $   133,872    $    71,459

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                            $      0.42     $      0.49     $      0.50     $      0.53    $      0.50
      Ratios (to average net assets):
        Expenses##                                            2.45%           2.45%           2.48%           2.50%          2.66%
        Net investment income                                 6.38%           7.00%           6.82%           6.62%          6.29%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights -- continued
---------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2001            2000            1999           1998            1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $      6.59     $      7.22     $      7.25     $      8.16    $      8.12
                                                       -----------     -----------     -----------     -----------    -----------
Income from investment operations# -
  Net investment income(S)                             $      0.47     $      0.55     $      0.57     $      0.61    $      0.60
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.17)          (0.59)           0.07           (0.81)          0.16
                                                       -----------     -----------     -----------     -----------    -----------
      Total from investment operations                 $      0.30     $     (0.04)    $      0.64     $     (0.20)   $      0.76
                                                       -----------     -----------     -----------     -----------    -----------
Less distributions declared to shareholders -
  From net investment income                           $     (0.45)    $     (0.44)    $     (0.67)    $     (0.58)   $     (0.64)
  From net realized gain on investments and foreign
    currency transactions                                     --              --              --             (0.13)         (0.08)
  From paid-in capital                                       (0.07)          (0.15)           --              --             --
                                                       -----------     -----------     -----------     -----------    -----------
      Total distributions declared to shareholders     $     (0.52)    $     (0.59)    $     (0.67)    $     (0.71)   $     (0.72)
                                                       -----------     -----------     -----------     -----------    -----------
Net asset value - end of period                        $      6.37     $      6.59     $      7.22     $      7.25    $      8.16
                                                       ===========     ===========     ===========     ===========    ===========
Total return                                                  4.73%          (0.67)%          9.12%          (2.84)%         9.68%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.61%           1.56%           1.53%           1.51%          1.44%
  Net investment income                                       7.18%           7.90%           7.78%           7.65%          7.44%
Portfolio turnover                                             153%           1.27%            204%            299%           217%
Net assets at end of period (000 Omitted)              $    40,787     $    37,956     $    38,808     $    42,213    $    20,464

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                            $      0.42     $      0.49     $      0.50     $      0.53    $      0.50
      Ratios (to average net assets):
        Expenses##                                            2.45%           2.45%           2.48%           2.50%          2.66%
        Net investment income                                 6.34%           7.01%           6.83%           6.63%          6.21%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,                 PERIOD ENDED
                                                       -----------------------------------------------------------    OCTOBER 31,
                                                              2001            2000            1999            1998          1997*
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $      6.68     $      7.31     $      7.33     $      8.25    $      8.15
                                                       -----------     -----------     -----------     -----------    -----------
Income from investment operations# -
  Net investment income(S)                             $      0.55     $      0.68     $      0.65     $      0.72    $      0.49
  Net realized and unrealized gain (loss)
    on investments and foreign currency                      (0.17)          (0.65)           0.07           (0.85)          0.15
                                                       -----------     -----------     -----------     -----------    -----------
      Total from investment operations                 $      0.38     $      0.03     $      0.72     $     (0.13)   $      0.64
                                                       -----------     -----------     -----------     -----------    -----------
Less distributions declared to
  shareholders -
  From net investment income                           $     (0.51)    $     (0.50)    $     (0.74)    $     (0.66)   $     (0.54)
  From net realized gain on investments
    and foreign currency transactions                         --              --              --             (0.13)          --
  From paid-in capital                                       (0.08)          (0.16)           --              --             --
                                                       -----------     -----------     -----------     -----------    -----------
      Total distributions declared to
        shareholders                                   $     (0.59)    $     (0.66)    $     (0.74)    $     (0.79)   $     (0.54)
                                                       -----------     -----------     -----------     -----------    -----------
Net asset value - end of period                        $      6.47     $      6.68     $      7.31     $      7.33    $      8.25
                                                       ===========     ===========     ===========     ===========    ===========
Total return                                                  5.92%           0.33%          10.25%          (2.00)%         5.98%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.61%           0.60%           0.53%           0.50%          0.44%+
  Net investment income                                       8.21%           9.53%           8.77%           8.51%          7.69%+
Portfolio turnover                                             153%            127%            204%            299%           217%
Net assets at end of period (000 Omitted)              $    10,249     $     7,542     $       304     $       238    $       230

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                            $      0.49     $      0.62     $      0.58     $      0.63    $      0.40
      Ratios (to average net assets):
        Expenses##                                            1.45%           1.49%           1.48%           1.49%          1.66%+
        Net investment income                                 7.37%           8.64%           7.82%           7.49%          6.47%
  * For the period from the inception of Class I shares, January 8, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the fund) is a non-diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

The fund may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended October 31, 2001, accumulated undistributed net investment loss increased by $46,712, accumulated net realized loss on investments and foreign currency transactions increased by $3,749,057 and paid-in capital decreased by $3,702,345 due to differences between book and tax accounting for mortgage- backed securities, currency transactions, and defaulted securities. In addition, $3,702,345 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At October 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $64,605,594 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE
            -----------------------------------------------------
            October 31, 2005                          $ 8,420,466
            October 31, 2006                           23,128,300
            October 31, 2007                           11,626,162
            October 31, 2008                            3,849,634
            October 31, 2009                           17,590,678
                                                      -----------
                Total                                 $64,615,240
                                                      ===========
The availability of a portion of these respective capital loss carryforwards, which were acquired on August 6, 2001, in connection with the MFS Global Governments Fund acquisition may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. The investment adviser voluntarily agreed to pay all of the fund's operating expenses, exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.08% of daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,894 for the year ended October 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $491,985 for the year ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,328 for the year ended October 31, 2001. Fees incurred under the distribution plan during the year ended October 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,137 and $18,240 for Class B and Class C shares, respectively, for the year ended October 31, 2001. Fees incurred under the distribution plan during the year ended October 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2001, were $4,099, $335,788, and $8,794 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                     $232,855,585      $231,045,661
                                               ------------      ------------
Investments (non-U.S. government securities)   $285,723,340      $249,967,224
                                               ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $428,440,356
                                                                 ------------
Gross unrealized depreciation                                    $(33,067,303)
Gross unrealized appreciation                                      14,078,966
                                                                 ------------
    Net unrealized depreciation                                  $(18,988,337)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED OCTOBER 31, 2001           YEAR ENDED OCTOBER 31, 2000
                                      -------------------------------       -------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              7,012,990       $ 47,035,750          7,295,873       $ 51,386,498
Shares issued in connection with
  acquisition of MFS Global
  Governments Fund                       9,846,518         63,608,508               --                 --
Shares issued to shareholders in
  reinvestment of distributions          1,181,563          7,759,168            800,511          5,650,714
Shares reacquired                       (6,226,071)       (41,171,631)        (5,103,035)       (36,103,001)
                                      ------------       ------------       ------------       ------------
    Net increase                        11,815,000       $ 77,231,795          2,993,349       $ 20,934,211
                                      ============       ============       ============       ============

Class B shares
                                          YEAR ENDED OCTOBER 31, 2001           YEAR ENDED OCTOBER 31, 2000
                                      -------------------------------       -------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              5,346,517       $ 35,615,293          5,436,728       $ 38,191,428
Shares issued in connection with
  acquisition of MFS Global
  Governments Fund                       3,737,554         23,920,347               --                 --
Shares issued to shareholders in
  reinvestment of distributions          1,135,734          7,402,342          1,073,188          7,520,245
Shares reacquired                       (5,412,051)       (35,250,255)        (5,791,362)       (40,611,149)
                                      ------------       ------------       ------------       ------------
    Net increase                         4,807,754       $ 31,687,727            718,554       $  5,100,524
                                      ============       ============       ============       ============

Class C shares
                                          YEAR ENDED OCTOBER 31, 2001           YEAR ENDED OCTOBER 31, 2000
                                      -------------------------------       -------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              1,962,420       $ 13,037,837          2,060,113       $ 14,405,035
Shares issued in connection with
  acquisition of MFS Global
  Governments Fund                         311,456          1,987,092               --                 --
Shares issued to shareholders in
  reinvestment of distributions            300,510          1,953,610            264,516          1,846,985
Shares reacquired                       (1,932,570)       (12,598,504)        (1,940,689)       (13,557,235)
                                      ------------       ------------       ------------       ------------
    Net increase                           641,816       $  4,380,035            383,940       $  2,694,785
                                      ============       ============       ============       ============

Class I shares
                                          YEAR ENDED OCTOBER 31, 2001           YEAR ENDED OCTOBER 31, 2000
                                      -------------------------------       -------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                924,915       $  6,183,245          1,476,567       $ 10,410,900
Shares issued in connection with
  acquisition of MFS Global
  Governments Fund                         188,256          1,218,016               --                 --
Shares issued to shareholders in
  reinvestment of distributions            117,832            776,374             31,685            217,530
Shares reacquired                         (774,857)        (5,127,917)          (420,692)        (2,932,600)
                                      ------------       ------------       ------------       ------------
    Net increase                           456,146       $  3,049,718          1,087,560       $  7,695,830
                                      ============       ============       ============       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2001, was $3,469. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                  NUMBER OF                    PREMIUMS
                                                                  CONTRACTS                    RECEIVED
-------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                            2                  $  140,212
Options written                                                           4                   1,035,299
Options terminated in closing transactions                               (3)                   (636,828)
Options exercised                                                        (1)                   (112,876)
Options expired                                                          (2)                   (425,807)
                                                                       ----                  ----------
Outstanding, end of year                                                 --                  $    --
                                                                       ====                  ==========

Forward Foreign Currency Exchange Contracts

                                                                                                      NET
                                                                                               UNREALIZED
                                   CONTRACTS TO                            CONTRACTS         APPRECIATION
           SETTLEMENT DATE      DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Sales             12/18/01  DKK       6,553,901        $   798,672       $   790,060           $   8,612
                  12/18/01  EUR      39,543,723         35,866,818        35,493,178             373,640
                  12/18/01  GBP       1,423,609          2,085,588         2,062,372              23,216
                  12/18/01  NZD       2,648,506          1,112,373         1,087,374              24,999
                                                       -----------       -----------           ---------
                                                       $39,863,451       $39,432,984           $ 430,467
                                                       ===========       ===========           =========
Purchases         12/18/01  AUD          84,625        $    43,413       $    42,424           $    (989)
                  12/18/01  EUR      13,022,773         11,848,958        11,688,824            (160,134)
                  12/18/01  SEK         173,928             16,485            16,275                (210)
                                                       -----------       -----------           ---------
                                                       $11,908,856       $11,747,523           $(161,333)
                                                       ===========       ===========           =========

At October 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $64,152 with Deutsche Bank, $112,421 with Merrill Lynch and $21,355 with UBS Warburg and a net payable of $276,691 with CS First Boston.

At October 31, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting less than 1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

DESCRIPTION                  DATE OF ACQUISITION      SHARE      COST     VALUE
--------------------------------------------------------------------------------
Atlantic Gulf Communities Corp. 9/21/89 - 9/25/95       100   $  --          $1

(9) Acquisitions
At close of business on August 6, 2001, the fund acquired all of the assets and liabilities of the MFS Global Governments Fund. The acquisition was accomplished by a tax-free exchange of 9,846,518, 3,737,554, 311,456 and 188,256 shares of
Class A, Class B, Class C and Class I of the fund valued at $63,608,508, $23,920,347, $1,987,092 and $1,218,016, respectively, for all of the assets and liabilities of MFS Global Governments Fund. MFS Global Governments Fund then converted all of its outstanding shares of the fund and distributed those shares to its shareholders. MFS Global Governments Fund net assets on that date amounting to $90,733,963, including $(1,114,377) of unrealized depreciation, $431,327 of accumulated net investment loss, and $24,783,839 of accumulated net realized loss on investments and foreign currency transactions, were combined with the net assets of the fund. The aggregate net assets of the fund after the acquisition were $310,064,391.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VII and Shareholders of MFS Strategic Income
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (the Fund), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Strategic Income Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.
                                             ERNST & YOUNG LLP
Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR THE YEAR ENDED OCTOBER 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 1.13%.
--------------------------------------------------------------------------------

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Ellen Moynihan*
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School             SECRETARY
                                                         Stephen E. Cavan*
The Hon. Sir J. David Gibbons, KBE+ - Chief
Executive Officer, Edmund Gibbons Ltd.;                  ASSISTANT SECRETARY
Chairman, Colonial Insurance Company, Ltd.               James R. Bordewick, Jr.*

Abby M. O'Neill+ - Private Investor                      CUSTODIAN
                                                         State Street Bank and Trust Company
Walter E. Robb, III+ - Principal, Robb
Associates (corporate financial consultants);            AUDITORS
President, Benchmark Consulting Group, Inc.              Ernst & Young LLP
(office services)
                                                         INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive Vice                 For information on MFS mutual funds, call your
President and Director, MFS Investment                   investment professional or, for an information
Management                                               kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Jeffrey L. Shames* - Chairman and Chief                  (or leave a message anytime).
Executive Officer, MFS Investment Management
                                                         INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight                   MFS Service Center, Inc.
Resources, Inc. (acquisition planning                    P.O. Box 2281
specialists)                                             Boston, MA 02107-9906

Ward Smith+ - Private Investor                           For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                       8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired
Boston, MA 02116-3741                                    individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
DISTRIBUTOR                                              time. (To use this service, your phone must be
MFS Fund Distributors, Inc.                              equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L.Shames*                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGER
Bernard Scozzafava*                                      WORLD WIDE WEB
                                                         www.mfs.com
TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) STRATEGIC INCOME FUND                                    -------------
                                                                   PRSRT STD
[logo] M F S(R)                                                  U.S. POSTAGE
INVESTMENT MANAGEMENT                                                PAID
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.           MSI-2 12/01 32M 34/234/334/834